Exhibit 10.46

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

Extension

LEASE AMENDING AGREEMENT

THIS AGREEMENT made as of the 25th day of April, 2024,

B E T W E E N:

PIRET (7303-30TH STREET SE) HOLDINGS INC.
(hereinafter called "Landlord")

- and -

DIRTT ENVIRONMENTAL SOLUTIONS LTD.
(hereinafter called "Tenant")

WHEREAS:

A.
By a lease dated September 15, 2012 between Landlord and Tenant (such lease hereinafter called the "Original Lease"), Landlord leased to Tenant for a term of Ten (10) years (the "Original Term"), expiring on September 30, 2022, certain leased premises (the "Leased Premises") (as more particularly described in the Original Lease) comprising a Rentable Area of approximately [***] square feet, designated as Unit No. 1 being comprised of the entirety of the building (the "Building") municipally known as 7303 and 7403 30th Street, Calgary, Alberta;
B.
By way of a lease amending agreement dated April 6, 2022, between Landlord and Tenant (the “First Amending Agreement”), the parties agreed to extend the Original Term of the Original Lease for a period of Five (5) years commencing on October 1, 2022 and expiring on September 30, 2027 (the “First Extended Term”) and to amend certain other provisions of the Original Lease as further outlined therein;
C.
The Original Lease and the First Amending Agreement are hereinafter collectively referred to as the “Lease”;
D.
The Original Term and the First Extended Term are hereinafter collectively referred to as the “Term”; and
E.
The parties have agreed to extend the Term of the Lease for a further period of Three (3) years commencing October 1, 2027, and expiring September 30, 2030, and to amend certain other provisions of the Lease as outlined herein.

NOW THEREFORE this Agreement witnesses that in consideration of the covenants and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged) the parties hereto covenant and agree with each other as follows:

1.
Interpretation: The recitals are true in fact and in substance. Except as otherwise expressly provided in this Agreement the terms used herein shall have the meanings attributed to them in the

Lease. Terms defined herein, including in the recitals, will be incorporated by reference into the Lease unless there is something in the subject matter or context inconsistent therewith.
2.
Second Extended Term: The Term of the Lease shall be and is hereby extended for a further period of Three (3) years (the "Second Extended Term"), commencing on October 1, 2027 and expiring on September 30, 2030. Tenant acknowledges and agrees that there shall be no further right to renew or extend beyond the expiry of the Second Extended Term contemplated herein.
3.
Use: Tenant shall use the Leased Premises throughout the Second Extended Term only as permitted in the Lease.
4.
Minimum Rent: For the Second Extended Term, Tenant shall pay to Landlord, in equal monthly instalments in advance on the first day of each month in accordance with the Lease, annual Minimum Rent with respect to the Leased Premises equal to:

Period	Annual Rate (per sq. ft. of Rentable Area)	Annual Amount (plus taxes)	Monthly Amount (plus taxes)
October 1, 2027 to September 30, 2028 October 1, 2028 to September 30, 2029 October 1, 2029 to September 30, 2030	$[***] $[***] $[***]	$[***] $[***] $[***]	$[***] $[***] $[***]
5.
Additional Rent: For the Second Extended Term, the Lease shall be fully net to Landlord. In addition to the payment of Minimum Rent, Tenant shall pay to Landlord Additional Rent as provided for and in accordance with the Lease.
6.
Condition of Leased Premises: Tenant accepts the Leased Premises in an "as-is" condition and acknowledges and agrees that there shall be no rent concessions, no Landlord's work required, no fixturing period and no tenant allowance or any other amount payable by Landlord to Tenant except to the extent specifically provided for in this Agreement.
7.
Notices: The Lease is amended such that the address for notice of the Landlord is deleted and replaced with the following:

Landlord: 121 King Street West
Suite 1200
P.O. Box 112
Toronto, Ontario
M5H 3T9

8.
Brokerage Commission: The Tenant acknowledges and represents that no agent, broker or other intermediary, other than Colliers International (the “Broker”), participated in any way in this transaction and it shall indemnify and hold the Landlord harmless from any demand made by any person other than the Broker requiring a commission or compensation with respect to this transaction.

9.
Capital Replacements (Roof, HVAC System & Asphalt): The parties acknowledge and agree that notwithstanding anything contained in the Lease to the contrary, the Landlord shall bear a portion of the Tenant’s Operating Costs with respect to any capital replacements to the roof, HVAC System and asphalt (determined in accordance with generally accepted accounting principles), in an amount being the lessor of: (i) ten percent (10%) of the total cost of any capital replacements to the roof, the HVAC or the asphalt, or (ii) [***] plus GST. For certainty, prior to Tenant undertaking any capital replacement to the roof, the HVAC System or the asphalt, Tenant shall first provide Landlord with the costs associated with same for Landlord’s review and approval.
10.
Compliance with Laws: Tenant is responsible at all times to comply with and to keep the Premises, and its leasehold improvements and trade fixtures in accordance with the requirements of all applicable laws, directions, rules, regulations or codes of every federal, provincial and municipal authority having jurisdiction and affecting the operation, condition, maintenance, use or occupation of the Premises or the making of any repair or alteration including, without limitation, relating to environmental matters, toxic substances and hazardous waste. Within ten (10) days after Landlord's request, Tenant shall provide a true and complete copy of all environmental permits and compliance certificates for the Tenant's permitted business operations and all other activities by Tenant at, upon or about the Leased Premises required and/or issued by any Authority pursuant to any Environmental Law.
11.
Environmental Questionnaire: The Environmental Questionnaire attached to this Agreement as Schedule "A" has been certified by a senior officer of Tenant as complete and accurate responses and which are hereby deemed to be representations and warranties of Tenant upon which Landlord is relying. Schedule “A” attached hereto shall be inserted as Schedule “G” of the Lease.
12.
Ratification of Lease: Except as herein provided, the terms and conditions of the Lease shall continue in full force and effect and the Lease as extended and amended herein is hereby ratified and affirmed by each of Landlord and Tenant and shall be binding upon the parties hereto and their respective successors and permitted assigns.
13.
General: Time, in all respects, shall remain of the essence. The section headings in this Agreement have been inserted for convenience of reference only and shall not be referred to in the interpretation of this Agreement nor the Lease. This Agreement shall be interpreted according to and governed by the laws having application in the Province of Alberta.
14.
Amendment in Writing: No amendment or waiver of any provision of this Agreement is effective unless it is in writing and signed by all parties, and then the amendment, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

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15.
Signatures: A facsimile or PDF or electronic signature shall constitute a valid and binding signature with the same effect as if it were an original signature endorsed on this Agreement. A signed copy of this Agreement transmitted by PDF or other electronic means of transmission shall be deemed to have been validly delivered and shall bind the parties. The parties agree that execution of this Agreement by use of digital signature software shall constitute valid execution. At Landlord's request, Tenant shall ensure that this Agreement is executed and delivered in hard copy within five (5) days of the acceptance or execution hereof by PDF or other electronic means of transmission.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

LANDLORD:	PIRET (7303-30TH STREET SE) HOLDINGS INC.
	Per:	/s/ Daivd Owen
	Name:	David Owen
	Title:	Authorized Signing Officer
I have authority to bind the Corporation.

TENANT:	DIRTT ENVIRONMENTAL SOLUTIONS LTD.
	Per:	/s/ Richard Hunter
	Name:	Richard Hunter
	Title:	Chief Operating Officer
Per:
Name:
Title:
I/We have authority to bind the Corporation.

SCHEUDLE A

ENVIRONMENTAL QUESTIONNAIRE

[***]